                         EXHIBIT 99.1

               PORTIONS OF ANALYST PRESENTATION


Balance Sheet

($ in thousands)

                                June 30, 1999   Dec. 31, 1998  Dec. 31, 1997   Dec. 31, 1996
Assets
  Cash and equivalents            $   64,034         44,808        40,306         35,717
  Securities available for sale    1,000,636        889,251       499,380        370,105
  Loans held for sale                 84,924         54,188          -              -
  Debt securities held to maturity      -              -           66,404         97,307
  Mortgage-backed securities held
     to maturity                        -              -          163,057        197,940
  Loans receivable, net            1,534,293      1,296,702     1,138,253        836,882
  Premises and equipment              36,746         39,209        27,062          8,820
  Other assets                        75,807         71,365        40,428         36,774
                                   ---------      ---------     ---------      ---------
  Total assets                    $2,796,440      2,395,523     1,974,890      1,583,545
                                   =========      =========     =========      =========

Liabilities & Equity
  Deposits                        $1,944,791      1,722,710     1,365,012      1,137,788
  Borrowed funds                     645,969        415,362       441,810        326,433
  Other liabilities                   41,487        112,600        30,219         19,940
                                   ---------      ---------     ---------      ---------
                                   2,632,247      2,250,672     1,837,041      1,484,161
  Capital securities                  50,284         24,984        24,984           -
                                   ---------      ---------     ---------      ---------
  Total liabilities                2,682,531      2,275,656     1,862,025      1,484,161
  Total equity                       113,909        119,867       112,865         99,384
                                   ---------      ---------     ---------      ---------
Total Liabilities and Equity      $2,796,440      2,395,523     1,974,890      1,583,545
                                   =========      =========     =========      =========

INCOME STATEMENT
($ in thousands)

                                             Six Months Ended  Six Months Ended   Six Months Ended
                                              June 30, 1999    December 31, 1998    June 30, 1998
                                             ----------------  -----------------  ----------------
Interest income                                  $ 84,716            79,990             71,695
Interest expense                                   50,590            49,725             44,051
                                                   ------            ------             ------
Net interest income before provision               34,126            30,265             27,644
Provision for loan losses                           1,555             1,345              1,320
                                                   ------            ------             ------
Net interest income after provision                32,571            28,920             26,324
                                                   ------            ------             ------
Non interest income
  Mortgage banking income (loss)                    2,945             3,270               (270)
  Savings/checking fees                             6,964             5,692              4,130
  Insurance, annuity and mutual fund fees           4,143             3,373              2,501
  Other                                             3,774             4,645              2,504
                                                   ------            ------             ------
Total non interest income                          17,826            16,980              8,865
                                                   ------            ------             ------
Non interest expense
  Compensation and benefits                        21,967            20,001             16,934
  Occupancy and equipment                           6,783             6,405              4,600
  Other                                            12,105            13,336              8,737
                                                   ------            ------             ------
Total non interest expense                         40,855            39,742             30,271
                                                   ------            ------             ------
Income before taxes                                 9,542             6,158              4,918
Income tax expense                                  3,614             1,388              1,538
                                                   ------            ------             ------
Net income                                         $5,928            $4,770             $3,380
                                                   ======            ======             ======
Net income per common share:  Basic                $ 0.68            $ 0.55             $ 0.40
                                                   ======            ======             ======
                              Diluted              $ 0.66            $ 0.52             $ 0.37
                                                   ======            ======             ======


CFS MORTGAGE

Purchased Intercounty Mortgage on May 1, 1998.

Offices in New York, New Jersey, Connecticut and Pennsylvania.

Originates residential mortgage loans that are held for sale or for portfolio.

CFS MORTGAGE ORIGINATIONS
($ in Millions)

                         9/98 Q     12/98 Q     3/99 Q     6/99 Q
                         ------     -------     ------     ------

Held for sale            $213.0     $204.9      $160.7     $167.9
Portfolio                 141.0      119.7       132.1      126.6

CFS MORTGAGE

Through June 1999 reported P&L impact of approximately $3.0 million loss pre-tax
     Market factors
     Investment in building processing system & front end system
     30% drop in held for sale volume
     Accounting issues - FASB 91

Action steps
     Management restructuring
     Improved secondary market execution
     Focus on technology enhancement and operating efficiencies

Portfolio production has value - $258.7 million YTD 1999

NON-INTEREST INCOME
($ in Millions)
                           1996    1997    1998     6/98*    6/99*

Non-Interest Income        $ 9      $14     $20     $ 9       $13
Percent of Total Revenue    16%      21%     26%     24%       28%

* 6 months
% = Total non-interest income divided by (non-interest income + net interest income)
Non-interest income = Banking fees, investments and insurance sales. Excludes mortgage banking income and gains on sales.

CFS INVESTMENTS

Annuities, mutual funds and insurance for life, health, disability and long-term health care.

Provides a competitive product line, convenient locations, accommodating hours and knowledgeable sales people.

Licensed securities represntative at each location.

Standing within the industry.

Significant cross-selling potential.

CFS INSURANCE AGENCY

Acquired in November 1998.

Provides automobile, homeowners, casualty insurance, and various lines of commercial insurance.

Natural cross sales opportunities with CFS Bank and CFS Mortgage customers.
$6 million existing premiums per year and generated $3.2 million in new premiums through 6/99.


<PAGAE>
TRADITIONAL BRANCHES

8 Branches
June 30, 1999
                             Number                     % of Total
                           of Accounts     Balance       Deposits
Deposits                     172,128   $1,227.5 billion

  Checking                    69,038     $155.7 million    12.7%
  Savings & Money Market      60,453     $403.7 million    32.9%
  Certificates                42,637     $668.1 million    54.4%

Cost of deposits                          3.79%

Fee income contribution                  $4.2 million*

*YTD 6/99

SUPERMARKET BANKING

One stop shopping for investment, mortgage, and insurance.

Provides the opportunity to interact with 30,000 customers per week, per location.

Creating a sales culture in supermarket banking.

Developing strong customer relationships.

SUPERMARKET BRANCHES

60 Branches
June 30, 1999
                                                       % of Total
                             Number                    Supermarket
                           of Accounts     Balance      Deposits
Deposits                     186,012     $700.4 million

  Checking                   104,444     $ 80.4 million    11.5%
  Savings & Money Market      62,741     $303.2 million    43.3%
  Certificates                18,827     $316.1 million    45.2%

Cost of deposits                          4.35%

Fee income contribution                  $7.3 million*

*YTD 6/99

SUPERMARKET BRANCHES - PROFITABILITY

Achieved profitability in the second quarter 1999.

Approximately $500,000 pre-tax income second quarter 1999.

In 1999 deposits have grown by approximately $30 million per month.

In 1999 fee income has grown by approximately $50,000 per month.

Branch operating costs average approximately $40,000 per month.

MATURATION PROCESS

20 locations open over 24 months (all profitable) with average
$38,000 income per month.

19 locations open between 15 - 24 months (9 profitable)

49% of total branch locations profitable.

     DISCUSSION OF MATURATION OF REMAINING BRANCHES

FUTURE POTENTIAL

61 Supermarket Branches
($ in Millions)
Monthly Pre-Tax Income
                        6/99    12/99    6/00    12/00    12/01
                        ----    -----    ----    -----    -----
$10 million per month
deposit growth, $10,000
per month growth in
fee income              $0.5     $0.7    $0.9     $1.1     $1.5


$20 million per month
deposit growth, $25,000
per month growth in
fee income               0.5      0.9     1.3      1.7      2.6

$25 million per month
deposit growth, $40,000
per month growth in
fee income               0.5      1.0     1.6      2.2      3.3

SUPERMARKET DEPOSIT POTENTIAL

($ in Billions)
Dollars of Deposits
                        6/99    12/99    6/00    12/00    12/01
                        ----    -----    ----    -----    -----
$10 million per month
deposit growth          $0.7    $0.76   $0.82    $0.88    $1.00

$20 million per month
deposit growth           0.7     0.82    0.94     1.06     1.30

$25 million per month
deposit growth           0.7     0.85    1.00     1.15     1.45

TOTAL ASSETS

($ in Millions)
                        12/96    12/97     12/98     6/99

Total Assets           $1,584   $1,975    $2,396    $2,796

COMPOSITION OF ASSETS

                                June 30, 1999   December 31, 1998   December 31, 1997
Loans, net                          57.9%           56.4%               57.6%
Other                                4.0             4.7                 2.8
Cash and equivalents                 2.3             1.8                 2.0
Securities available for sale       35.8            37.1                25.3
Securities, held to maturity          -               -                 11.6
TOTAL LOANS, NET

($ in Millions)

                           12/96     12/97     12/98*      6/99*

Total loans, net           $ 837    $1,138    $1,351      $1,619

* Includes loans held for sale


LOAN PORTFOLIO

                 June 30, 1999 December 31, 1998 December 31, 1997
                 ------------- ----------------- -----------------

One to Four Family    71.7%         67.9%             69.9%
Multi-Family          15.8          16.5              12.5
Commercial            10.3          12.5              12.9
Other                  2.2           3.1               4.7

Other includes: Cooperative, Construction and Land, HELOCs, Home
Improvement and Other


ASSET QUALITY

                        12/96      12/97       12/98      6/99

% NPA + Lns 90/Assets   1.17%      0.66%       0.36%      0.30%

% Reserves/NPA+Lns 90   0.71%      0.96%       1.62%      1.56%


DEPOSITS

($ in Millions)
                        12/96      12/97       12/98      6/99

Deposits               $1,138     $1,365      $1,723    $1,945


TOTALS DEPOSITS

              June 30, 1999  December 31, 1998  December 31, 1997
              -------------  -----------------  -----------------

CDs               50.7%            52.3%            57.3%
Checking          12.8             12.5             11.3
Savings           33.6             31.8             27.7
Money Market       2.9              3.4              3.7


EQUITY CAPITAL

($ in Millions)
                            12/96     12/97      12/98      6/99

Total Equity                $99.4    $113.0     $120.0    $114.0

% Core Capital to Assets    6.14%     6.42%      5.66%     5.71%


INCOME STATEMENT

($ in Thousands)


                                             December 31, 1998  December 31, 1997  December 31, 1996
                                             -----------------  -----------------  -----------------
Interest income                                 $ 151,685           126,306            109,253
Interest expense                                   93,776            74,400             61,368
                                                   ------            ------             ------
Net interest income before provision               57,909            51,906             47,885
Provision for loan losses                           2,665             2,750              3,125
                                                   ------            ------             ------
Net interest income after provision                55,244            49,156             44,760
                                                   ------            ------             ------
Non interest income
  Mortgage banking income                           3,000              -                  -
  Savings/checking fees                             9,822             5,478              3,378
  Insurance, annuity and mutual fund fees           5,874             3,758              3,114
  Other                                             7,149             4,676              3,062
                                                   ------            ------             ------
Total non interest income                          25,845            13,912              9,554
                                                   ------            ------             ------
Non interest expense
  Compensation and benefits                        36,935            24,251             15,737
  Occupancy and equipment                          11,005             6,334              3,478
  Other                                            22,073            15,262             19,240
                                                   ------            ------             ------
Total non interest expense                         70,013            45,847             38,455
                                                   ------            ------             ------
Income before taxes                                11,076            17,221             15,859
Income tax expense                                  2,926             6,138              6,434
                                                   ------            ------             ------
Net income                                         $8,150           $11,083             $9,425
                                                   ======            ======             ======
Net income per common share:  Basic                $ 0.95            $ 1.32             $ 1.13
                                                   ======            ======             ======
                              Diluted              $ 0.89            $ 1.24             $ 1.08
                                                   ======            ======             ======
